Events after the balance sheet date - Summary of exercising option to redeem outstanding principal amount (Detail) - 4.600% Notes due 2045 - Event After Reporting Date [Member] $ in Millions	Jul. 23, 2021 USD ($)
Disclosure Of Exercising Option To Redeem Outstanding Principal Amount [Line Items]
Date of redemption	Jul. 23, 2021
Issuer	ABIFI
Title of series of notes issued exchanged	4.600% Notes due 2045
Currency	USD
Original principal amount outstanding	$ 565
Principal amount not redeemed	$ 565